EXHIBIT 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stockholders and Board of Directors
AcXess, Inc.

We have audited the accompanying balance sheet of AcXess, Inc. (A Development Stage Company) as of March 31, 2006, and the related statements of operations, stockholders’ (deficit) and cash flows for the period from inception (January 12, 2005) to March 31, 2005, the year ended March 31, 2006, and the period from inception (January 12, 2005) to March 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AcXess, Inc. (A Development Stage Company) as of March 31, 2006, and results of its operations and its cash flows for the period from inception (January 12, 2005) to March 31, 2005, the year ended March 31, 2006, and the period from inception (January 12, 2005) to March 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company has suffered a loss from operations and is in the development stage. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to this matter are also discussed in Note 6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Stark Winter Schenkein & Co., LLP

Denver, Colorado
June 23, 2006

AcXess, Inc.
(A Development Stage Company)
Balance Sheet
March 31, 2006
ASSETS
CURRENT ASSETS
Cash	$6,269
Prepaid expenses and other current assets	11,401
Total current assets	17,670
PROPERTY AND EQUIPMENT, NET	4,608
DEPOSITS	32,750
Total assets	$55,028

LIABILITIES AND STOCKHOLDERS’ (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$4,256
Notes payable	175,115
Notes payable - affiliate	117,008
Total current liabilities	296,379

COMMITMENTS AND CONTINGENCIES (NOTE 5)

STOCKHOLDERS’ (DEFICIT)
Common stock - authorized, 10,000,000 shares of no par
value; issued and outstanding, 7,720,005 shares	246,000
Deficit accumulated during the development stage	(487,351)
Total stockholders' (deficit)	(241,351)
Total liabilities and stockholders' equity	$55,028

See accompanying notes to the financial statements.

AcXess, Inc.
(A Development Stage Company)
Statements of Operations
Year Ended March 31, 2005 and
the Period From Inception (January 12, 2005) to March 31, 2006

	Inception to	Year Ended	Inception to
	March 31,	March 31,	March 31,
	2005	2006	2006

REVENUE	$-	$-	$-

COST OF REVENUE	-	-	-

GROSS PROFIT (LOSS)	-	-	-

OPERATING EXPENSES - GENERAL AND ADMINISTRATIVE	-	473,542	473,542

INCOME (LOSS) FROM OPERATIONS	-	(473,542)	(473,542)

INTEREST EXPENSE	-	(13,809)	(13,809)

NET (LOSS)	$-	$(487,351)	$(487,351)

BASIC AND DILUTED (LOSS) PER COMMON SHARE	$-	$(0.14)	$(0.14)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES -
BASIC AND DILUTED	3,220,000	3,528,220	3,528,220

See accompanying notes to the financial statements.

AcXess, Inc.
Statement of Stockholders' (Deficit)
Period From Inception (January 12, 2005) to March 31, 2006

			(Deficit)
			Accumulated
			During the
	Common Stock		Development
	Shares	Amount	Stage	Total

Balance at inception	-	$-	$-	$-

Founder's shares issued for cash at inception
at $0.003333 per share	3,000,000	10,000	-	10,000
Common stock issued for cash
at $0.05 per share	220,000	11,000	-	11,000
Balance as of March 31, 2005	3,220,000	21,000	-	21,000

Common stock issued to extinguish debt
and interest at $0.05 per share	670,123	33,506	-	33,506
Common stock issued as compensation
at $0.05 per share	3,829,882	191,494	-	191,494
Net (loss)	-	-	(487,351)	(487,351)
Balance as of March 31, 2006	7,720,005	$246,000	$(487,351)	$(241,351)

See accompanying notes to the financial statements.

AcXess, Inc.
(A Development Stage Company)
Statements of Cash Flows
Year Ended March 31, 2006, and
the Period From Inception (January 12, 2005) to March 31, 2006

	Inception to	Year Ended	Inception to
	March 31,	March 31,	March 31,
	2005	2006	2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$ -	$ (487,351)	$ (487,351)
Adjustments to reconcile net income (loss) to
net cash provided (used) by operating activities
Depreciation and amortization	-	78	78
Stock based compensation	-	202,663	202,663
Notes payable issued for expenses paid by affilaites and
third parties	-	258,605	258,605
Net change in operating assets and liabilities
Prepaid expenses and other current assets	-	(11,401)	(11,401)
Deposits	-	(32,750)	(32,750)
Accounts payable and accrued expenses	-	4,256	4,256
Net cash flows from operating activities	$ -	$ (65,900)	$ (65,900)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets	-	(4,686)	(4,686)
Net cash flows from investing activities	-	(4,686)	(4,686)

CASH FLOWS FROM FINANCING ACTIVITIES
Sale of common stock	21,000	-	21,000
Proceeds from notes payable	-	55,855	55,855
Net cash flows from financing activities	21,000	55,855	76,855

NET INCREASE (DECREASE) IN CASH	21,000	(14,731)	6,269

CASH AT BEGINNING OF PERIOD	-	21,000	-

CASH AT END OF PERIOD	$ 21,000	$ 6,269	$ 6,269

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid for interest	$ -	$ -	$ -
Cash paid for income taxes	$ -	$ -	$ -

NON CASH INVESTING AND FINANCING ACTIVITIES
Issuance of common to retire notes payable - affiliate	$ -	$ 22,337	$ 22,337

See accompanying notes to the financial statements.

AcXess, Inc.
(A Development Stage Company)
Notes to Financial Statements
March 31, 2006

Note 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Company was incorporated on January 12, 2005 in the State of Florida and is in the development stage. The Company intends to develop its business in the business continuity and disaster recovery sector. The Company has chosen March 31, as a year-end and had no significant activity from inception to March 31, 2005.

Revenue Recognition

In general, the Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Financial Instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of March 31, 2006. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, accounts payable and notes payable. Fair values were assumed to approximate carrying values for these financial instruments because they are short term in nature and their carrying amounts approximate fair values.

Offering Costs

The Company defers costs associated with the raising of capital until such time as the offering is completed, at which time the costs are charged against the capital raised. Should the offering be terminated the costs are charged to operations during the period when the offering is terminated.

Net Income (Loss) Per Common Share

The Company calculates net income (loss) per share as required by Statement of Financial Accounting Standards (SFAS) 128, "Earnings per Share." Basic earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares and dilutive common stock equivalents outstanding. During periods in which the Company incurs losses common stock equivalents, if any, are not considered, as their effect would be anti dilutive.

AcXess, Inc.
(A Development Stage Company)
Notes to Financial Statements
March 31, 2006
Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Property and Equipment

Property and equipment is recorded at cost. Expenditures for major improvements and additions are added to the property and equipment accounts while replacements, maintenance and repairs, which do not extend the life of the assets, are expensed.

Depreciation and amortization are computed by using the straight-line method over the estimated useful lives of the assets. The estimated useful lives are summarized as follows:
Furniture and computer equipment 3 to 5 years

Property and equipment consists of the following:

Furniture and computer equipment	$4,686
Less: accumulated depreciation	(78)
$4,608
Depreciation charged to operations aggregated $78 during the year ended March 31, 2006.

Long Lived Assets

The carrying value of long-lived assets is reviewed on a regular basis for the existence of facts and circumstances that suggest impairment. Should there be an impairment, the Company measures the amount of the impairment based on the amount that the carrying value of the impaired asset exceeds the discounted cash flows expected to result from the use and eventual disposal of the from the impaired assets.

Segment Information

The Company follows SFAS 131, “Disclosures about Segments of an Enterprise and Related Information." Certain information is disclosed, per SFAS 131, based on the way management organizes financial information for making operating decisions and assessing performance. The Company currently operates in a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

Income Taxes

The Company follows SFAS 109 "Accounting for Income Taxes" for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

AcXess, Inc.
(A Development Stage Company)
Notes to Financial Statements
March 31, 2006
Stock-Based Compensation

The Company accounts for equity instruments issued to employees for services based on the fair value of the equity instruments issued and accounts for equity instruments issued to other than employees based on the fair value of the consideration received or the fair value of the equity instruments, whichever is more reliably measurable.

The Company accounts for stock based compensation in accordance with SFAS 123, "Accounting for Stock-Based Compensation." The provisions of SFAS 123 allow companies to either expense the estimated fair value of stock options or to continue to follow the intrinsic value method set forth in Accounting Principles Board Opinion 25, "Accounting for Stock Issued to Employees" (APB 25) but disclose the pro forma effects on net income (loss) had the fair value of the options been expensed. The Company currently has no stock option incentive plans.

Impairment of Long-Lived Assets

The Company accounts for long-lived assets and goodwill in accordance with the provisions of SFAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" and SFAS 142, "Goodwill and Other Intangible Assets." SFAS 144 requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. SFAS 142 requires annual tests for impairment of goodwill and intangible assets that have indefinite useful lives and interim tests when an event has occurred that more likely than not has reduced the fair value of such assets.

Recent Pronouncements

In November 2004, the Financial Accounting Standards Board (FASB) issued SFAS 151 "Inventory Costs". This Statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). In addition, this Statement requires that allocation of fixed production overhead to the costs of conversion be based on the normal capacity of the production facilities. The provisions of this Statement will be effective for the Company beginning with its fiscal year ending September 30, 2006. The Company is currently evaluating the impact this new Standard will have on its operations, but believes that it will not have a material impact on the Company's financial position, results of operations or cash flows.

In December 2004, the FASB issued SFAS 153 "Exchanges of Non monetary Assets - an amendment of APB Opinion No. 29". This Statement amended APB Opinion 29 to eliminate the exception for non monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The adoption of this Standard is not expected to have any material impact on the Company's financial position, results of operations or cash flows.

AcXess, Inc.
(A Development Stage Company)
Notes to Financial Statements
March 31, 2006

In December 2004, the FASB issued SFAS 123 (revised 2004) "Share-Based Payment". This Statement requires that the cost resulting from all share-based transactions be recorded in the financial statements. The Statement establishes fair value as the measurement objective in accounting for share-based payment arrangements and requires all entities to apply a fair-value-based measurement in accounting for share-based payment transactions with employees. The Statement also establishes fair value as the measurement objective for transactions in which an entity acquires goods or services from non-employees in share-based payment transactions. The Statement replaces SFAS 123 "Accounting for Stock-Based Compensation" and supersedes APB Opinion No. 25 "Accounting for Stock Issued to Employees". The provisions of this Statement will be effective for the Company beginning with its fiscal year ending March 31, 2007. The Company is currently evaluating the impact this new Standard will have on its financial position, results of operations or cash flows.

In March 2005, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin No.107 (SAB 107) which provides guidance regarding the interaction of SFAS 123(R) and certain SEC rules and regulations. The new guidance includes the SEC's view on the valuation of share-based payment arrangements for public companies and may simplify some of SFAS 123(R)'s implementation challenges for registrants and enhance the information investors receive.

In March 2005, the FASB issued FIN 47, Accounting for Conditional Asset Retirement Obligations, which clarifies that the term 'conditional asset retirement obligation' as used in SFAS 143, Accounting for Asset Retirement Obligations, refers to a legal obligation to perform an asset retirement activity in which the timing and/or method of settlement are conditional on a future event that may or may not be within the control of the entity. FIN 47 requires an entity to recognize a liability for the fair value of a conditional asset retirement obligation if the fair value can be reasonably estimated. FIN 47 is effective no later than the end of the fiscal year ending after December 15, 2005. The Company does not believe that FIN 47 will have a material impact on its financial position or results from operations.

In August 2005, the FASB issued SFAS 154, Accounting Changes and Error Corrections. This statement applies to all voluntary changes in accounting principle and to changes required by an accounting pronouncement if the pronouncement does not include specific transition provisions, and it changes the requirements for accounting for and reporting them. Unless it is impractical, the statement requires retrospective application of the changes to prior periods' financial statements. This statement is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005.

SFAS 155 - ‘Accounting for Certain Hybrid Financial Instruments—an amendment of FASB Statements No. 133 and 140’

This Statement, issued in February 2006, amends FASB Statements No. 133, Accounting for Derivative Instruments and Hedging Activities, and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This Statement resolves issues addressed in Statement 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.”

AcXess, Inc.
(A Development Stage Company)
Notes to Financial Statements
March 31, 2006

This Statement:
a.	Permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation
b.	Clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133
c.
Establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation

d.	Clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives
e.
Amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.

This Statement is effective for all financial instruments acquired or issued after the beginning of our first fiscal year that begins after September 15, 2006.

The fair value election provided for in paragraph 4(c) of this Statement may also be applied upon adoption of this Statement for hybrid financial instruments that had been bifurcated under paragraph 12 of Statement 133 prior to the adoption of this Statement. Earlier adoption is permitted as of the beginning of our fiscal year, provided we have not yet issued financial statements, including financial statements for any interim period, for that fiscal year. Provisions of this Statement may be applied to instruments that we hold at the date of adoption on an instrument-by-instrument basis.

The Company is currently reviewing the effects of adoption of this statement but it is not expected to have a material impact on our financial statements.

SFAS 156 - ‘Accounting for Servicing of Financial Assets—an amendment of FASB Statement No. 140’
This Statement, issued in March 2006, amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This Statement:

1.	Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations.
2.	Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.
3.	Permits an entity to choose either the amortization method or the fair value measurement method for each class of separately recognized servicing assets and servicing liabilities.
4.
At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value.

AcXess, Inc.
(A Development Stage Company)
Notes to Financial Statements
March 31, 2006

5.
Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities.

Adoption of this Statement is required as of the beginning of the first fiscal year that begins after September 15, 2006. The adoption of this statement is not expected to have a material impact on our financial statements.

Note 2. STOCKHOLDERS’ (DEFICIT)

The Company is authorized to issue 10,000,000 shares of its common stock (no par value) and had 7,720,005 shares issued and outstanding as of March 31, 2006.

The Company was incorporated on January 12, 2005 and capitalized, via issuance of Founders' shares on February 9, 2005. In connection with the issuance of founders' shares, the founders contributed cash of $10,000. Founders’ shares, generally, do not have fair value implications because they are issued solely for the purpose of initially capitalizing the Company. Also on February 9, 2005, the Company sold 220,000 shares of common stock for cash of $11,000 to certain investors. The sale of common shares was made to three individuals who are not considered affiliates of the Company and at values believed by management and the counterparties, in arms-length negotiations, to represent the fair value of the common shares.

The Company's policy for recognition of compensation for share-based payments and other similar transactions is that the fair value represents the most recent cash price per share in an unaffiliated arms-length transaction, subject to consideration of tangible events and circumstances that are believed to be indicators of changes in fair value.

As of the end of the Company's first fiscal year, it had not emerged from the development stage. There has been no revenue generated from the original business plan and, accordingly, the Company's products and services have not established their market feasibility. These are indicators that there should be no significant increase in values associated with the common stock near the Company's inception. Management of the Company believes that, notwithstanding no revenue generation, that the Company has progressed in the design and planning of its products and services. There are no indicators that the value of the Company's common stock should be any less than near its inception.

On March 7, 2006, the Company issued 4,500,005 common shares to the Chief Executive Officer for the settlement of $22,337 of notes payable for expenses advanced on behalf of the Company, $11,169 of interest and $191,494 in compensation. The number of shares was determined internally based upon management's best estimate of the fair value of shares. However, in accordance with the Company's policy to record common issuances at the most recent cash sale price (in the absence of tangible fair value adjustments) the Company recorded the issuance of the 4,500,005 shares at a price of $0.05 per share.

The Company allocated the number of shares to the elements of the transaction based upon management's intention as reflected below.

The number of shares issued times the fair value per share was calculated in accordance with the Company's valuation policy.

AcXess, Inc.
(A Development Stage Company)
Notes to Financial Statements
March 31, 2006

	Shares	Per Share	Value
Debt extinguishment And interest	670,123	$0.05	$33,506
Compensation	3,829,882	$0.05	191,494
	4,500,005		$225,000

The fair value of the debt extinguishment is then allocated.

Value of shares issued to settle indebtedness	$33,506
Face value of indebtedness extinguished	22,337
Interest	$11,169

In accordance with APB 26.20 (footnote) and the SEC Staff Training Manual Topic 7.I.5, forgiveness of debt by a related party typically should be considered a capital transaction. Since the debt was not "forgiven," rather it was extinguished with the issuance of common stock, the Company believes that the extinguishment loss should be recorded as a component of income.

Note 3. INCOME TAXES

The Company accounts for income taxes under SFAS 109, “Accounting for Income Taxes”, which requires use of the liability method. SFAS 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The sources and tax effects of the differences are as follows:

Income tax provision at
the federal statutory rate	34%
Effect of operating losses	(34)%
-

As of March 31, 2006, the Company has a net operating loss carryforward of approximately $284,000. This loss will be available to offset future taxable income. If not used, this carryforward will expire in 2025. The deferred tax asset of approximately $97,000 relating to the operating loss carryforward has been fully reserved at March 31, 2006. The principal difference between the net operating loss for financial reporting purposes and income tax purposes results from the issuance of common shares for services of $203,000.

Note 4. NOTES PAYABLE

On December 31, 2005, certain vendors to the Company accepted promissory notes totaling $175,115 as payment for invoices billed to the Company during the year ended March 31, 2006, for various technical and administrative services. The term of these notes is twelve months and bear interest at 6% per annum. Principal and interest is payable on the due date of the loan. The amount of accrued interest as of March 31, 2006, was $2,640.

AcXess, Inc.
(A Development Stage Company)
Notes to Financial Statements
March 31, 2006

In addition, the Company signed a promissory note in the amount of $117,008 for funds received of $50,000 and expenses paid during the year ended March 31, 2006, from Innovative Software Technologies, Inc. (“Innovative”). These funds were provided pursuant to a non-binding Letter of Intent executed by Innovative and the Company in January 2006. This Letter of Intent specifies the basic structure of an acquisition of 100% of the outstanding shares of the Company by Innovative via a Stock Exchange. Although there can be no assurances, management expects that this transaction will close prior to June 30, 2006.

Note 5. COMMITMENTS

The Company leases its office space and a residential property pursuant to leases expiring through June 2007 for aggregate monthly rentals of $8,350. Future minimum payments for the years ending March 31 are as follows: 2007: $97,700 2008: $17,550

Note 6. BASIS OF REPORTING

The Company’s financial statements are presented on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.

The Company has experienced a loss from operations during its development stage as a result of the lack of revenue and the investment necessary to achieve its operating plan, which is long-range in nature. For the period from inception to March 31, 2006, the Company incurred a net loss of $487,351. In addition, the Company has no significant assets or revenue generating operations and has working capital and stockholder deficits of $278,709 and $241,351 respectively, at March 31, 2006.

The Company’s ability to continue as a going concern is contingent upon its ability to attain profitable operations by securing financing and implementing its business plan. In addition, the Company’s ability to continue as a going concern must be considered in light of the problems, expenses and complications frequently encountered by entrance into established markets and the competitive environment in which the Company operates.

The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

Note 7. SUBSEQUENT EVENTS

During May 2006 the Company issued 1,821,582 shares of common stock to consultants for services valued at their fair market value of $91,079.

During April 2006 the Company received an aggregate of $100,000 from Innovative for working capital purposes.